Marketable Securities - Scheduled Maturities of Available-for-Sale Debt Securities (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Investments, Debt and Equity Securities [Abstract]
Due within one year, amortized cost	$ 0	$ 204
Due after one year through five years, amortized cost	1,748	1,537
Total, amortized cost	1,748	1,741
Due within one year, fair value	0	204
Due after one year through five years, fair value	1,728	1,545
Total, fair value	$ 1,728	$ 1,749